                                 Exhibit 10.1

---------------------------------------------------------------------------------------------------------------------------
HEADLANDS                                    STATEMENT TO NOTEHOLDERS
MORTGAGE
===========================================================================================================================

Revolving Home Equity Loan           LIBOR:                         5.38000%  Current Collection Period:  09/01/99-09/30/99
Asset-Backed Notes                   Margin:                        0.65000%  P&S Agreement Date:                   12/1/98
Series 1998-2                        Class A-1  Note Rate:          6.03000%  Original Closing Date:               12/29/98
                                     Class A-2  Note Rate:          6.51000%  Distribution Date:                   10/15/99
                                     Class A-3  Note Rate:          6.67000%  Record Date:                         10/14/99
                                     Interest Period  3/15/99 thru
                                     4/14/99:                           30    PoolFactor:                        77.1169558%

===========================================================================================================================

BALANCES
    Beginning HELOC Pool Balance                                                                             112,025,721.13
    Beginning Second Lien Pool Balance                                                                        65,657,972.50
    Beginning HLTV Pool Balance                                                                               42,433,076.94

    Beginning Class A-1 Note Balance -- CUSIP  422093AG9                                                     107,262,147.96
    Beginning Class A-2 Note Balance -- CUSIP  422093AH7                                                      61,265,746.93
    Beginning Class A-3 Note Balance -- CUSIP  422093AJ3                                                      37,187,467.47

    Ending HELOC Pool Balance                                                                                107,513,619.22
    Ending Second Lien Pool Balance                                                                           63,382,072.85
    Ending HLTV Pool Balance                                                                                  41,761,273.36

    Ending Class A-1 Note Balance -- CUSIP  422093AG9                                                        102,750,046.05
    Ending Class A-2 Note Balance -- CUSIP  422093AH7                                                         58,798,605.35
    Ending Class A-3 Note Balance -- CUSIP  422093AJ3                                                         36,382,330.80

    Additional Balances Class A-1                                                                              1,516,830.23

    Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                  0
    Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                               0.00
    Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                   0
    Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                0.00
    Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                          0
    Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                        0.00
    Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                    0
    Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                                  0.00
    Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                           0
    Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                         0.00
    Cumulative Number of ALL Subsequent Mortgage Loans                                                                 1830
    Cumulative Subsequent Mortgage Loan Asset Balance                                                         64,876,717.43

    Beginning Loan Count                                                                                              6,103
    Ending Loan Count                                                                                                 5,938

COLLECTION AMOUNTS Class A-1
    Aggregate of All Mortgage Collections                                                                      7,006,064.14
    Total Mortgage Interest Collections                                                                        1,073,809.38
    Servicing Fees (current collection period)                                                                   (46,677.38)
       Mortgage Principal Collections                                                                          5,978,932.14
       Pre-Funded Balance                                                                                              0.00
                                                                                                                       0.00
    Total Mortgage Principal Collections                                                                       5,978,932.14

COLLECTION AMOUNTS Class A-2
    Aggregate of All Mortgage Collections                                               2,811,429.44
    Total Mortgage Interest Collections                                                   580,696.10
    Servicing Fees (current collection period)                                            (27,357.49)
       Mortgage Principal Collections                                                   2,258,090.83
       Pre-Funded Balance                                                                       0.00
                                                                                                0.00
    Total Mortgage Principal Collections                                                2,258,090.83

COLLECTION AMOUNTS Class A-3
    Aggregate of All Mortgage Collections                                               1,024,636.71
    Total Mortgage Interest Collections                                                   449,396.31
    Servicing Fees (current collection period)                                            (17,680.45)
       Mortgage Principal Collections                                                     592,920.85
       Pre-Funded Balance                                                                       0.00

    Total Mortgage Principal Collections                                                  592,920.85

TOTAL COLLECTION AMOUNT
    Aggregate of All Mortgage Collections                                              10,933,845.61
    Total Mortgage Interest Collections                                                 2,103,901.79
       Mortgage Principal Collections                                                   8,829,943.82
       Pre-Funded Balance                                                                       0.00

    Total Mortgage Principal Collections                                                8,829,943.82

DISTRIBUTION AMOUNTS Class A-1
    Class A-1 Note  Interest                                                             538,992.29
    Class A-1 Note  Unpaid Interest  Shortfall (current cycle)                                  0.00
    Class A-1 Note  Reserve Fund Amount                                                   419,963.82

    Maximum Principal Payment                                                           4,462,101.91
    Scheduled Principal Collection                                                              0.00
    Accelerated Principal Distribution Amount                                                   0.00
    Loan Loss                                                                              50,000.00
    HELOC Overcollateralization Deficit                                                         0.00
    Total Certificateholders Distribution Allocable to Principal                        4,512,101.91

 DISTRIBUTION AMOUNTS Class A-2
    Class A-2 Note  Interest                                                              332,366.68
    Class A-2 Note  Upaid Interest Shortfall (current cycle)                                    0.00
    Class A-2 Note  Reserve Fund Amount                                                         0.00

    Maximum Principal Payment                                                           2,258,090.83
    Scheduled Principal Collection                                                              0.00
    Accelerated Principal Distribution Amount                                             191,241.93
    Loan Loss                                                                              17,808.82
    HELOC Overcollateralization Deficit                                                         0.00
    Total Certificateholders Distribution Allocable to Principal                        2,467,141.58

DISTRIBUTION AMOUNTS Class A-3
    Class A-3 Note Interest                                                               206,700.34
    Class A-3 Note Unpaid Interest Shortfall (current cycle)                                    0.00
    Class A-3 Note Reserve Fund Amount                                                          0.00

    Maximum Principal Payment                                                             592,920.85
    Scheduled Principal Collection Payment                                                      0.00
    Accelerated Principal Distribution Amount                                             133,333.09

      Loan Loss                                                                            78,882.73
      HLTV Lien Overcollateralization Deficit                                                   0.00
      Total Certificateholders Distribution Allocable to Principal                        805,136.67

TOTAL DISTRIBUTION AMOUNT
      Class A Note Interest                                                             1,078,059.31
      Class A Note Unpaid Interest Shortfall (current cycle)                                    0.00
      Class A Note Reserve Fund Amount                                                    419,963.82

      Maximum Principal Payment                                                         7,313,113.59
      Scheduled Principal Collection Payment                                                    0.00
      Accelerated Principal Distribution Amount                                           342,575.02
      Overcollateralization Deficit                                                             0.00
      Total Certificateholders Distribution Allocable to Principal                      7,637,688.61

LOSSES/RETRANSFERS

      Unpaid Class A-1 Note   Interest Shortfall Due (From Previous Distributions)              0.00
      Unpaid Class A-2 Note   Interest Shortfall Due (From Previous Distributions)              0.00
      Unpaid Class A-3 Note   Interest Shortfall Due (From Previous Distributions)              0.00
      Interest Earned on Shortfall @ applicable Certificate Rate                                0.00
      Investor Loss Reduction Amount (from Previous Distributions)                              0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
      Total Class A-1 Note Distribution Amount Allocable to Interest                       4.0205135
      Interest Distribution Amount                                                         4.0205135
      Unpaid Note Interest Shortfall Included in Current Distribution                      0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)      0.0000000

      Total Class A-1 Note Distribution Amount Allocable to Principal                     33.6571913
      Maximum Principal Payment                                                           33.2842255
      Scheduled Principal Collections Payment                                              0.0000000
      Loan Loss                                                                            0.3729658
      Accelerated Principal Distribution Amount                                            0.0000000

Class A-2
      Total Class A-2 Note Distribution Amount Allocable to Interest                       4.2288445
      Interest Distribution Amount                                                         4.2288445
      Unpaid Note Interest Shortfall Included in Current Distribution                      0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)      0.0000000

      Total Class A-2 Note Distribution Amount Allocable to Principal                     31.3905055
      Maximum Principal Payment                                                           28.7306627
      Scheduled Principal Collections Payment                                              0.0000000
      Loss Loan                                                                            0.2265893
      Accelerated Principal Distribution Amount                                            2.4332535

Class A-3
      Total Class A-3 Note Distribution Amount Allocable to Interest                       4.6969170
      Interest Distribution Amount                                                         4.6969170
      Unpaid Note Interest Shortfall Included in Current Distribution                      0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)       .0000000

      Total Class A-3 Note Distribution Amount Allocable to Principal                   18.2953744
      Maximum Principal Payment                                                         13.4731274
      Scheduled Principal Collection Payment                                             0.0000000
      Loan Loss                                                                          1.7924771

      Accelerated Principal Distribution Amount                                          3.0297698

      Reimbursed Investor Loss Reduction Amounts Included in Current Distribution        0.0000000
      Investor Loss Reduction Amounts after Current Distribution (carryover)             0.0000000

      Total Interest Amount Distributed to Class A Certificateholder                    12.9462750
      Total Principal Amount Distributed to Class A Certificateholder                   83.3430711

      Credit Enhancement Draw Amount                                                             0

DELINQUENCIES/FORECLOSURES
Class A-1
      Number of Mortgages 30 to 59 Days Delinquent                                              43
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent              1,743,971.24
      Number of Mortgages 60 to 89 Days Delinquent                                               0
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                         -

      Number of Mortgages 90 to 179 or more Days Delinquent                                      2
      Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent       130,582.12
      Number of Mortgages 180 or more Days Delinquent                                            1
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent              50,000.00
      Number of Mortgage Loans in Foreclosure                                                    5
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                     264,977.89

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed          50,000.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                   0.00

Class A-2
      Number of Mortgages 30 to 59 Days Delinquent                                              25
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent              1,176,927.58

      Number of Mortgages 60 to 89 Days Delinquent                                               4
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                196,240.39
      Number of Mortgages 90 to 179 or more Days Delinquent                                      2
      Aggregate Principal Balances of 90 to 179 or more Days Delinquent                  86,170.89
      Number of Mortgages 180 or more Days Delinquent                                            2
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent              71,839.27
      Number of Mortgage Loans in Foreclosure                                                    3
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                     117,210.26

      Book Value of Real Estate Acquired Through or Grant of a Deed                           0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                   0.00

Class A-3
      Number of Mortgages 30 to 59 Days Delinquent                                              31
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent              1,164,794.46

      Number of Mortgages 60 to 89 Days Delinquent                                              11
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                391,841.74

      Number of Mortgages 90 to 179 or more Days Delinquent                                      3
      Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent        76,932.52
      Number of Mortgages 180 or more Days Delinquent                                            4
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent             109,274.20
      Number of Mortgage Loans in Foreclosure                                                   14
      Aggregate Principal alances of Mortgage Loans in Foreclosure                      523,239.68

      Book Value of Real Estate Acquired Through or Grant of a Deed                           0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                   0.00

TOTAL DELINQUENCIES/FORECLOSURES
      Number of Mortgages 30 to 59 Days Delinquent                                              99
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent              4,085,693.28
      Number of Mortgages 60 to 89 Days Delinquent                                              15
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                588,082.13
      Number of Mortgages 90 to 179 or more Days Delinquent                                      7
      Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent       293,685.53
      Number of Mortgages 180 or more Days Delinquent                                            7
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent             231,113.47
      Number of Mortgage Loans in  Foreclosure                                                  22
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                     905,427.83

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed           50000.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                   0.00

==================================================================================================

      Class A-1 Note Rate For Next Distribution                 LIBOR     5.40625%         6.05625%

PRE-FUNDED ACCOUNT ACTIVITY
      Beginning Balance Pre Funding Account                                                   0.00
      Remaining Amount for Distribution to Classes                                            0.00
      Withdrawal for Subsequent Loan Purchase:                                                0.00
      Ending Balance Pre Funding Account                                                      0.00
      Pre-Funding Period:  From Closing Date thru the 2/15/99


RESERVE FUND ACTIVITY

      Class A-1 Reserve Fund Beginning Balance                                        1,016,330.23
      Class A-1 Reserve Fund Deposit/Withdrawal                                         419,963.82
      Class A-1 Reserve Fund Ending Balance                                           1,436,294.05

      Class A-2 Reserve Fund Beginning Balance                                                0.00
      Class A-2 Reserve Fund Deposit/Withdrawal                                               0.00
      Class A-2 Reserve Fund Ending Balance                                                   0.00

      Class A-3 Reserve Fund Beginning Balance                                                0.00
      Class A-3 Reserve Fund Deposit/Withdrawal                                               0.00
      Class A-3 Reserve Fund Ending Balance                                                   0.00

==================================================================================================================================
HEADLANDS MORTGAGE                           SERVICING CERTIFICATE
==================================================================================================================================
Revolving Home Equity Loan   LIBOR:                                   5.38000%  Current Collection Period:        09/01/99-09/ 30/99
Asset-Backed Notes           Margin:                                  0.65000%  P&S Agreement Date:                     12/1/98
Series 1998-2                Class A-1  Note Rate:                    6.03000%  Original Closing Date:                 12/29/98
                             Class A-2  Note Rate:                    6.51000%  Distribution Date:                     10/15/99
                             Class A-3  Note Rate:                    6.67000%  Record Date:                           10/14/99
                             Interest Period 09/15/99 thru
                             10/14/99:                                     30   Pool Factor:                           77.1169558%
                             Servicing Fee Rate:                      0.50000%  Initial Class A-1 O/C Amt:           2,041,531.37
                             Class A-1 Premium Fee Rate:              0.19000%  Initial Class A-2 O/C Amt:           2,430,777.93
                             Class A-2 Premium Fee Rate:              0.22000%  Initial Class A-3 O/C Amt:           3,312,404.71
                             Class A-3 Premium Fee Rate:              0.40000%  Class A-1 O/C Amt as of Pmt Date:    4,763,573.17
                             Trustee Fee:                             0.00750%  Class A-2 O/C Amt as of Pmt Date:    4,583,467.50
                             Class A-1 Weighted Avg Loan Rate:       11.31282%  Class A-3 O/C Amt as of Pmt Date:    5,378,942.56
                             Class A-2 Weighted Avg Loan Rate:       11.05673%  Class A-1 WAM:                                213
                             Class A-3 Weighted Avg Loan Rate:       13.44539%  Class A-2 WAM:                                169
                             Total Management Fee                    1,000.00   Class A-3 WAM:                                249
     ==============================================================================================================================

BALANCES
     Beginning HELOC Pool Balance                                                                                  112,025,721.13
     Beginning Second Lien Pool Balance                                                                             65,657,972.50
     Beginning HLTV Pool Balance                                                                                    42,433,076.94

     Beginning Class A-1 Note Balance -- CUSIP 422093AG9                                                           107,262,147.96
     Beginning Class A-2 Note Balance -- CUSIP 422093AH7                                                            61,265,746.93
     Beginning Class A-3 Note Balance -- CUSIP 422093AJ3                                                            37,187,467.47

     Overcollateralization Amount                                                                                    4,090,874.72
     Overcollateralization Loan Amount                                                                                       0.00

     Ending HELOC Pool Balance                                                                                     107,513,619.22
     Ending Second Lien Pool Balance                                                                                63,382,072.65
     Ending HLTV Pool Balance                                                                                       41,761,273.36

     Ending Class A-1 Note Balance -- CUSIP 422093AG9                                                              102,750,046.05
     Ending Class A-2 Note Balance -- CUSIP 422093AH7                                                               58,798,605.35
     Ending Class A-3 Note Balance -- CUSIP 422093AJ3                                                               36,382,330.80

     Additional Balances Class A-1                                                                                   1,516,830.23

     Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                       0
     Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                    0.00
     Cumulative Number of all Retransferred Mortgage                                                                            0
     Loans (From Previous Distributions)
     Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                     0.00
     Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                               0
     Subsequent HELOC Mortgage Loan Asset Balance (Current Date)
     Number of all Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                         0.00
     Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                                0
     Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                              0.00
     Cumulative Number of ALL Subsequent Mortgage Loans
                                                                                                                            1,830
     Cumulative Subsequent Mortgage Loan Asset Balance                                                              64,876,717.43


     Beginning Loan Count                                                                                                   6,103
     Ending Loan Count                                                                                                      5,938

COLLECTION AMOUNTS Class A-1
  1     Aggregate of All Mortgage Collections (Gross)                                                                7,052,741.52
  2     Total Mortgage Interest Collections (Gross)                                                                  1,073,809.38
        Servicing Fees (current collection period)                                                                      46,677.38
        Deferred Interest Transfer  (DI)                                                                                     0.00
   3a      Mortgage Principal Collections                                                                            5,978,932.14
   3b      Pre-Funded Balance                                                                                                0.00
   3c      Net Liquidation Proceeds                                                                                          0.00

  3     Total Mortgage Principal Collections                                                                         5,978,932.14

        Aggregate of Transfer Deposits                                                                                       0.00

        Investor Loss Amount                                                                                            50,000.00
        Aggregate Investor Loss Reduction Amount                                                                        50,000.00

COLLECTION AMOUNTS Class A-2
  1     Aggregate of All Mortgage Collections (Gross)                                                                2,838,786.93
  2     Total Mortgage Interest Collections (Gross)                                                                    580,696.10
        Servicing Fees (current collection period)                                                                      27,357.49
        Deferred Interest Transfer  (DI)                                                                                     0.00
   3a      Mortgage Principal Collections                                                                            2,258,090.83
   3b      Pre-Funded Balance                                                                                                0.00
   3c      Net Liquidation Proceeds                                                                                          0.00

  3     Total Mortgage Principal Collections                                                                         2,258,090.83

        Aggregate of Transfer Deposits                                                                                       0.00

        Investor Loss Amount                                                                                            17,808.82
        Aggregate Investor Loss Reduction Amount                                                                        87,564.64

COLLECTION AMOUNTS Class A-3
  1     Aggregate of All Mortgage Collections (Gross)                                                                1,042,317.16
  2     Total Mortgage Interest Collections (Gross)                                                                    449,396.31
        Servicing Fees (current collection period)                                                                      17,680.45
        Deferred Interest Transfer (DI)                                                                                      0.00
   3a      Mortgage Principal Collections                                                                              592,920.85
   3b      Pre-Funded Balance                                                                                                0.00
   3c      Net Liquidation Proceeds                                                                                          0.00

  3     Total Mortgage Principal Collections                                                                           592,920.85

        Aggregate of Transfer Deposits                                                                                       0.00

        Investor Loss Amount                                                                                            78,882.73
        Aggregate Investor Loss Reduction Amount                                                                       171,262.30

TOTAL COLLECTION AMOUNT
  1     Aggregate of All Mortgage Collections (Gross)                                                               10,933,845.61
  2     Total Mortgage Interest Collections (Gross)                                                                  2,103,901.79
        Servicing Fees (current collection period)                                                                      91,715.32
        Deferred Interest Transfer (DI)                                                                                      0.00
   3a      Mortgage Principal Collections                                                                            8,829,943.82
   3b      Insurance Proceeds                                                                                                0.00
   3c      Net Liquidation Proceeds                                                                                          0.00
  3     Total Mortgage Principal Collections                                                                         8,829,943.82
        Aggregate of Transfer Deposits                                                                                       0.00
        Investor Loss Amount                                                                                           146,691.55
        Aggregate Investor Loss Reduction Amount                                                                       308,826.94

        Class A-1 Net Interest Collection                                                                            1,027,132.00
        Class A-2 Net Interest Collection                                                                              553,338.61
        Class A-3 Net Interest Collection                                                                              431,715.86

DISTRIBUTION AMOUNTS Class A-1
        Class A-1 Note  Interest 8.6 (d)(iv)                                                                           538,992.29
        Class A-1 Note  Unpaid Interest Shortfall (current cycle)                                                            0.00
        Class A-1 Note  Reserve Fund Amount                                                                            419,963.82
        Investor Loss Amount                                                                                            50,000.00
        Previous Investor Loss Amount                                                                                        0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                     16,983.17
        Credit Enhancer Reimbursement                                                                                        0.00
        Accelerated Principal Distribution Amount                                                                            0.00
        Spread Account Deposit                                                                                               0.00
        Indenture Trustee Fee 8.6 (d)(i)                                                                                   670.39
        Management Fee 8.6 (d)(iii)                                                                                        522.32
        Payment to Servicer                                                                                                  0.00
        Deferred Interest                                                                                                    0.00
        Remaining Amount to Transferor                                                                                       0.00
        Total Certificateholders Distribution Allocable to Interest                                                  1,027,132.00


        Maximum Principal Payment                                                                                    4,462,101.91
        Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y)
        the HELOC Pool O/C Redctin Amt) 8.6(d)(v)                                                                            0.00
        Accelerated Principal Distribution Amount                                                                            0.00
        Loan Loss                                                                                                       50,000.00
        HELOC Overcollateralization Deficit 8.6 (d)(vi)                                                                      0.00
        Total Certificateholders Distribution Allocable to Principal                                                 4,512,101.91

DISTRIBUTION AMOUNTS Class A-2
        Class A-2 Note  Interest 8.6 (d)(iv)                                                                           332,366.68
        Class A-2 Note  Unpaid Interest Shortfall (current cycle)                                                            0.00
        Class A-2 Note  Reserve Fund Amount                                                                                  0.00
        Investor Loss Amount                                                                                            17,808.82
        Previous Investor Loss Amount                                                                                        0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                     11,232.05
        Credit Enhancer Reimbursement                                                                                        0.00
        Accelerated Principal Distribution Amount                                                                      191,241.93
        Spread Account Deposit                                                                                               0.00
        Indenture Trustee Fee 8.6 (d)(i)                                                                                   382.91
        Management Fee 8.6 (d)(iii)                                                                                        306.22
        Payment to Servicer                                                                                                  0.00
        Deferred Interest                                                                                                    0.00
        Remaining Amount to Transferor                                                                                       0.00
        Total Certificateholders Distribution Allocable to Interest                                                    553,338.61


        Maximum Principal Payment                                                                                    2,258,090.83
        Scheduled Principal Collection Payment ((x) the excess of Max Prin Pymt (y)
        the Second Pool O/C Redctin Amt) 8.6(d)(v)                                                                           0.00
        Accelerated Principal Distribution Amount                                                                      191,241.93
        Loan Loss                                                                                                       17,808.82
        Second Lien Overcollateralization Deficit 8.6 (d)(vi)                                                                0.00
        Total Certificateholders Distribution Allocable to Principal                                                 2,467,141.58


DISTRIBUTION AMOUNTS Class A-3
        Class A-3 Note  Interest 8.6 (d)(iv)                                                                           206,700.34
        Class A-3 Note  Unpaid Interest Shortfall (current cycle) 5.01(i)                                                    0.00
        Class A-3 Note  Reserve Fund Amount                                                                                  0.00
        Investor Loss Amount 5.01(iii)                                                                                  78,882.73

        Previous Investor Loss Amount 5.01(iv)                                                                               0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                     12,395.82
        Credit Enhancer Reimbursement 5.01(vi)                                                                               0.00
        Accelerated Principal Distribution Amount 5.01(vii)                                                            133,333.09
        Spread Account Deposit 5.01(viii)                                                                                    0.00
        Indenture Trustee Fee 8.6 (d)(i)                                                                                   232.42
        Management Fee 8.6 (d)(iii)                                                                                        171.46
        Payment to Servicer per Section 7.03 5.01 (x)                                                                        0.00
        Deferred Interest 5.01 (xi)                                                                                          0.00
        Remaining Amount to Transferor 5.01 (xii)                                                                            0.00
        Total Certificateholders Distribution Allocable to Interest                                                    431,715.86

        Maximum Principal Payment                                                                                      592,920.85
        Scheduled Principal Collection Payment                                                                               0.00
        Accelerated Principal Distribution Amount                                                                      133,333.09
        Loan Loss                                                                                                       78,882.73
        HLTV Lien Overcollateralization Deficit 8.6 (d)(vi)                                                                  0.00
        Total Certificateholders Distribution Allocable to Principal                                                   805,136.67

TOTAL DISTRIBUTION AMOUNT
        Class A Note    Interest 8.6 (d)(iv)                                                                         1,078,059.31
        Class A Note    Unpaid Interest Shortfall (current cycle) 5.01(i)                                                    0.00
        Class A Note    Reserve Fund Amount                                                                            419,963.82
        Investor Loss Amount 5.01(iii)                                                                                 146,691.55
        Previous Investor Loss Amount 5.01(iv)                                                                               0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                     40,611.05
        Credit Enhancer Reimbursement 5.01(vi)                                                                               0.00
        Accelerated Principal Distribution Amount 5.01(vii)                                                            324,575.02
        Spread Account Deposit 5.01(viii)                                                                                    0.00
        Indenture Trustee Fee 8.6 (d)(i)                                                                                 1,285.72
        Management Fee 8.6 (d)(iii)                                                                                      1,000.00
        Payment to Servicer per Section 7.03 5.01 (x)                                                                        0.00
        Deferred Interest 5.01 (xi)                                                                                          0.00
        Remaining Amount to Transferor 5.01 (xii)                                                                            0.00
        Total Certificateholders Distribution Allocable to Interest                                                  2,012,186.47


        Maximum Principal Payment                                                                                    7,313,113.59
        Scheduled Principal Collection Payment                                                                               0.00
        Accelerated Principal Distribution Amount                                                                      324,575.02
        Loan Loss                                                                                                      146,691.55
        Overcollateralization Deficit 8.6 (d)(vi)                                                                            0.00
        Total Certificateholders Distribution Allocable to Principal                                                 7,784,380.16


LOSSES/RETRANSFERS
        Unpaid Class A-1 Note  Interest Shortfall Due (From Previous Distributions)                                          0.00
        Unpaid Class A-2 Note  Interest Shortfall Due (From Previous Distributions)                                          0.00
        Unpaid Class A-3 Note  Interest Shortfall Due (From Previous Distributions)                                          0.00
        Interest Earned on Shortfall @ applicable Certificate Rate                                                           0.00
        Investor Loss Reduction Amount (From Previous Distributions)                                                         0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
        Total Class A-1 Note Distribution Amount Allocable to Interest                                                  4.0205135
        Interest Distribution Amount                                                                                    4.0205135
        Unpaid Note Interest Shortfall Included in Current Distribution                                                 0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                 0.0000000

      Total Class A-1 Note Distribution Amount Allocable to Principal                           33.6571913
      Maximum Principal Payment                                                                 33.2842255
      Scheduled Principal Collections Payment                                                    0.0000000
      Loan Loss                                                                                  0.3729658
      Accelerated Principal Distribution Amount                                                  0.0000000

Class A-2
      Total Class A-2 Note Distribution Amount Allocable to Interest                             4.2288445
      Interest Distribution Amount                                                               4.2288445
      Unpaid Note Interest Shortfall Included in Current Distribution                            0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)            0.0000000

      Total Class A-2 Note Distribution Amount Allocable to Principal                           31.3905055
      Maximum Principal Payment                                                                 28.7306627
      Scheduled Principal Collections Payment                                                    0.0000000
      Loan Loss                                                                                  0.2265893
      Accelerated Principal Distribution Amount                                                  2.4332535

Class A-3
      Total Class A-3 Note Distribution Amount Allocable to Interest                             4.6969170
      Interest Distribution Amount                                                               4.6969170
      Unpaid Note Interest Shortfall Included in Current Distribution                            0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)            0.0000000

      Total Class A-3 Note Distribution Amount Allocable to Principal                           18.2953744
      Maximum Principal Payment                                                                 13.4731274
      Scheduled Principal Collections Payment                                                    0.0000000
      Loan Loss                                                                                  1.7924771
      Accelerated Principal Distribution Amount                                                  3.0297698

      Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                0.0000000
      Investor Loss Reduction Amounts after Current Distribution (Carryover)                     0.0000000

      Total Interest Amount Distributed to Class A Certificateholder                            12.9462750
      Total Principal Amount Distributed to Class A Certificateholder                           83.3430711

      Credit Enhancement Draw Amount                                                                  0.00

DELINQUENCIES/FORECLOSURES

Class A-1
      Number of Mortgages 30 to 59 Days Delinquent                                                      43
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                      1,743,971.24
      Number of Mortgages 60 to 89 Days Delinquent                                                       0
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                              0.00
      Number of Mortgages 90 to 179 Days Delinquent                                                      2
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                       130,582.12
      Number of Mortgages 180 or more Days Delinquent                                                    1
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                      50,000.00
      Number of Mortgages Loans In Foreclosure                                                           5
      Aggregate Principal Balances of Mortgages Loans In Foreclosure                            264,977.89

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                  50,000.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                           0.00

Class A-2
      Number of Mortgages 30 to 59 Days Delinquent                                                      25
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                      1,743,927.58
      Number of Mortgages 60 to 89 Days Delinquent                                                       4
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                        196,240.39
      Number of Mortgages 90 to 179 Days Delinquent                                                      2
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                        86,170.89
      Number of Mortgages 180 or more Days Delinquent                                                    2
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                      71,839.27
      Number of Mortgages Loans In Foreclosure                                                           3
      Aggregate Principal Balances of Mortgages Loans In Foreclosure                            117,210.28

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                       0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                           0.00

Class A-3
      Number of Mortgages 30 to 59 Days Delinquent                                                      31
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                      1,164,794.46
      Number of Mortgages 60 to 89 Days Delinquent                                                      11
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                        391,841.74
      Number of Mortgages 90 to 179 Days Delinquent                                                      3
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                        76,932.52
      Number of Mortgages 180 or more Days Delinquent                                                    4
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                     109,274.20
      Number of Mortgages Loans In Foreclosure                                                          14
      Aggregate Principal Balances of Mortgages Loans In Foreclosure                            523,239.68

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                       0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                           0.00

TOTAL DELINQUENCIES/FORECLOSURES

      Number of Mortgages 30 to 59 Days Delinquent                                                      99
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                      4,085,693.28
      Number of Mortgages 60 to 89 Days Delinquent                                                      15
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                        688.082.13
      Number of Mortgages 90 to 179 Days Delinquent                                                      7
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                       293,685.53
      Number of Mortgages 180 or more Days Delinquent                                                    7
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                     231,113.47
      Number of Mortgages Loans In Foreclosure                                                          22
      Aggregate Principal Balances of Mortgages Loans In Foreclosure                            905,427.83

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                  50,000.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                           0.00

==========================================================================================================

PRE-FUNDED ACCOUNT ACTIVITY

      Beginning Balance Pre-funded Account                                                            0.00
      Remaining Amount for Distribution to Classes                                                    0.00
      Withdrawal for Subsequent Loan Purchase:                                                        0.00
      Ending Balance Pre-funded Account                                                               0.00
      Pre-Funding Period: From Closing Date thru the 2/15/99

RESERVE FUND ACTIVITY

      Class A-1 Reserve Fund Beginning Balance                                                1,016,330.23
      Class A-1 Reserve Fund Deposit/Withdrawal                                                 419,963.82
      Class A-1 Reserve Fund Ending Balance                                                   1,436,294.05

      Class A-2 Reserve Fund Beginning Balance                                               0.00
      Class A-2 Reserve Fund Deposit/Withdrawal                                              0.00
      Class A-2 Reserve Fund Ending Balance                                                  0.00

      Class A-3 Reserve Fund Beginning Balance                                               0.00
      Class A-3 Reserve Fund Deposit/Withdrawal                                              0.00
      Class A-3 Reserve Fund Ending Balance                                                  0.00

      OFFICER'S CERTIFICATE
      All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

      The Attached Servicing Certificate is true and correct in all material respects.

      -----------------------------------------------
      A Servicing Officer    Teri Martine